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STATE OF LOUISIANA                                                             N

PARISH OF CALCASIEU

                                     LEASE

THIS AGREEMENT OF LEASE (hereinafter "the Lease" or "this Lease") made this ______ day of ______________________1995, between PORT RESOURCES, INC., a
Louisiana corporation, and CRU, INC., a Louisiana corporation, (hereinafter collectively, "LANDLORD"), and ST. CHARLES GAMING COMPANY, INC., a Louisiana corporation, (hereinafter, "TENANT").

                                   WITNESSETH

1. LEASED PROPERTY.       LANDLORD leases to TENANT and TENANT leases from
LANDLORD the following described property with all improvements and appurtenances thereto located in the Parish of Calcasieu and State of Louisiana (hereinafter sometimes referred to as "Leased Property"):

                 That certain tract or parcel of land described as Block 22, less and except the North 40.00 feet thereof; Block 30, less and except a 40.00 foot by 396.00 foot strip on the North side thereof, belonging to Olin Corporation (formerly Mathieson Alkali Works Inc.); Block 21 and Block 29 of the Old Townsite of Westlake, and a 60.00 foot right- of-way, known as Hazel Avenue, all lying within Section 36, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, being more particularly described as follows to- wit:

                 Commencing at the Northwest Corner of Block 22 of the Old Townsite of Westlake in Section 36, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana;

                 Thence South 00 Degrees 14' 51" West, along the West line of Block 22 and West line of said Section 36, for a distance of
                 40.00  feet, the point of beginning of herein described tract;

                 Thence South 88 Degrees 50' 45" East, 40.00 feet South of and parallel with the North line of said Block 22 and Block 30, for a distance of 396.00 feet;

                 Thence North 00 Degrees 14' 51" East, parallel with the West line of Block 22, for a distance of 40.00 feet, to the North line of Block 30 of the Old Townsite of Westlake;

                 Thence South 88 Degrees 50' 45" East, along the North line of said Block 30, for a distance of 159.12 feet to the West bank of the Calcasieu River:

                 Thence Southerly, following the meander of the top west bank or right descending bank of the Calcasieu River, for a distance of 506.68 feet more or less to the South line of Block 29 of the Old Townsite of Westlake;

                 Thence North 88 Degrees 50' 45" West, along the South line of Blocks 29 and 21 of the Old Townsite of Westlake for a distance of 517.50 feet to the Southwest Corner of said Block 21 and West line of the aforesaid Section 36;

                 Thence North 00 Degrees 14' 51" East, along the West line of Blocks 21 and 22 for a distance of 451.40 feet to the point of commencement;
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                 Herein described tract is subject to a 60.00 foot road
                 right-of-way, known as Hazel Avenue, lying East of Westlake Avenue between Blocks 22, 30 and 21, 29 of the Old Townsite of Westlake.

                 Herein described tract containing 5.75 acres, more or less, and as depicted as Tract 1 on the attached plat attached hereto as "Exhibit To Lease".

The Leased Property generally encompasses a portion of the area known as the Burton Shellyard on the west bank of the Calcasieu River south of Interstate
10. Notwithstanding the information depicted on the attached Exhibit To Lease, TENANT confirms it has inspected the Leased Property and its apparent boundaries and is satisfied that its size, boundaries, encroachments, if any, and configuration are adequate for the uses intended under this Lease and hereby accepts the Leased Property in the condition presented.

2. TERM.         The initial term of this Lease shall be five (5) years
(hereinafter, the "initial term"), to commence _____________, 1995. TENANT shall have the option to renew this Lease for three (3) additional five (5) year terms (hereinafter, the "renewal terms") under the same terms and conditions of this Lease and as further provided below. TENANT shall notify LANDLORD of its intention to exercise its option to renew at least six (6) months prior to the expiration of the initial term and any renewal term of this Lease.

         Notwithstanding the above provision for the term of this lease, this lease shall only be in effect as long as TENANT also leases additional property of LANDLORD located immediately south of this Leased Property. If for any reason, TENANT's lease on property of LANDLORD located immediately south of this Leased Property should terminate, this Lease shall also simultaneously terminate without further action by LANDLORD. Any default in the lease on property of LANDLORD immediately south of this Leased Property shall also constitute a default of this Lease.

3. RENTAL.

         (A) Initial Term.        TENANT covenants and agrees to pay to
LANDLORD annual rent of One Hundred Thousand and 00/100 Dollars ($100,000.00), payable monthly in advance without demand, deduction, abatement or set off on the first day of each and every month of said initial term in two separate, equal payments of Four Thousand One Hundred Sixty-six and 66/100 Dollars ($4,166.66) each payable to Port Resources, Inc. and to CRU, Inc.

         (B) First Renewal Term. The rent during the first renewal term shall increase over the rent during the initial term in annual increments of five (5%) per cent per annum or the percentage increase in the average consumer price index for Calcasieu Parish, Louisiana for the previous twelve (12) month period, whichever is higher, computed on the total rent due for the prior twelve (12) month rental period.

         (C) Second and Third Renewal Term. During the second and third renewal terms, the Rent shall be not less than the rent for the last year of the preceding term subject to the following adjustments:

         In the event TENANT exercises its option to extend the term of this Lease, Rent shall be increased as of the commencement date of the Renewal term (the "Rent Adjustment Date") as follows:

                 (a) Commencing at the beginning of the month which is three
         (3) months prior to the Rent Adjustment Date, Landlord and Tenant shall attempt to agree upon an increase in Rent for the Leased Property for the Renewal term, such Rent to equal one hundred percent
         (100%) of   rent paid by other riverboat gaming operators in Louisiana and Mississippi for comparable property usages. If the parties are unable to agree upon the Rent for the Renewal term prior to the end of such month, then within ten (10) days thereafter each party, at its own cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years full-time commercial real estate appraisal experience in the area in which the
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         Leased Property is located to appraise and set Rent for the Renewal term. If a party does not appoint an appraiser within ten (10) days after the other party has given notices of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Rent for the Renewal term. If each party shall have so appointed an appraiser, the two appraisers shall meet promptly and attempt to set the Rent for the Renewal term. If the two appraisers are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications herein stated within ten (10) days after the last day the two appraisers are given to set the Rent. If the two appraisers are unable to agree on the third appraiser within such ten
         (10) days period, either of the parties to this Lease, by giving ten
         (10) days notice to the other party, may apply to the President of the Louisiana Real Estate Commission for the selection of a third appraiser meeting the qualifications stated in this paragraph. Each of the parties shall bear one-half ( 1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

                 (b) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the Rent for the Renewal term. If a majority of the appraisers are unable to set the Rent within the stipulated period of time, the three appraisals shall be added together and their total divided by three (3). The resulting quotient shall be the annual Rent for the Leased Property during the Renewal term. If, however, the low appraisal and/or the high appraisal is/are more that five percent (5%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be the Rent for the Leased Property during the Renewal term. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph. The middle appraisal shall be the Rent for the Leased Property during the Renewal term.


                 (c) After the Rent for the Renewal term has been set, the appraisers shall immediately notify the parties hereto in writing by certified mail, return receipt requested.

         (D) Proration.   Rent for any period of occupancy of less than one
month shall be prorated in proportion to the number of days of occupancy in that month.

         (E) Payment.     All rent shall be paid to Port Resources, Inc. at
Suite 1700, CM Tower, One Lakeshore Drive, Lake Charles, Louisiana 70602 and to CRU, Inc. at 101 North Huntington Street, Sulphur, Louisiana 70663-2601 or at such other address or addresses as LANDLORD, or either of them, may from time to time designate in writing.

4. USE. The Leased Property shall be used and occupied as a riverboat gaming facility and any other lawful purpose relating thereto and for no other purpose without the prior written consent of LANDLORD. The riverboat gaming facility shall be constructed and operated in accordance with the laws and regulations of the State of Louisiana and any other political subdivision having jurisdiction.

5. ZONING.       LANDLORD does not warrant that any covenant, restriction,
easement, zoning and other governmental laws or regulation in effect as of the date hereof permit the use of the Leased Property for docking or operation of a riverboat gaming facility and uses incidental thereto.

6. SERVICES.     LANDLORD shall furnish no services.  TENANT shall be
responsible for and shall pay for all utilities including any sewerage or drainage charges.

7. CONDITION OF LEASED PROPERTY. TENANT acknowledges that the Leased Property was previously used as a stone and aggregate off loading facility and a storage, sale and distribution yard for stone and aggregate. LANDLORD is relieved of any obligations of repair including but not limited to those obligations found in Section 2, Chapter 2 of Title IX Of Lease, of the Louisiana Civil Code. TENANT undertakes all of these obligations of repair and maintenance and
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otherwise assumes all obligations and responsibility for the condition of the
Leased Property and indemnifies and holds LANDLORD harmless for any claim, demand or damage arising occasioned to anyone from said condition.

8. ALTERATIONS AND IMPROVEMENTS.

         (A) TENANT may, from time to time during this Lease or any renewal or extension thereof, at its own expense make, install or construct such alterations and improvements, structural or otherwise, and install such identifications, signs, furniture, fixtures and equipment in or on the Leased Property as will, in the judgment of TENANT, adapt the same to the purposes of its business. However, no underground storage tanks shall be installed. Any dredging, excavations, bulkheads or alterations to the shoreline or construction of docking facilities or marinas shall require the prior written consent of LANDLORD. LANDLORD's consent shall not be unreasonably withheld or delayed after TENANT has fully disclosed such plans to LANDLORD.

         (B) All improvements and alterations made by TENANT (other than TENANT's personal property and trade fixtures) shall become, upon the expiration or termination of this Lease, the property of LANDLORD and shall remain on the Leased Property. Not later than the last day of the term or upon termination of this Lease and provided TENANT is not in default, TENANT will remove all of its personal property, equipment, trade fixtures and signs and repair all damage resulting from such removal.

9. COVENANT AGAINST LIENS.        At its cost and expense (whether by payment,
by filing the necessary bond, by order of a court of competent jurisdiction or otherwise), TENANT shall promptly remove and discharge of record all liens, encumbrances and charges upon the Leased Property, or TENANT's Leasehold interest therein, which arise as a result of any act or omission by TENANT, including all such liens, encumbrances and charges that either arise out of the possession, use, occupancy, maintenance, repair or rebuilding of the Leased Property or arise by reason of labor or materials furnished or claimed to have been furnished to TENANT or otherwise. Prior to commencement of any construction activities, TENANT shall provide a surety bond or bonds in a company or companies and in a form satisfactory to LANDLORD in an aggregate amount of not less than one hundred fifty (150%) percent of the contract amount, guaranteeing TENANT's performance under the terms of this covenant and to protect and indemnify LANDLORD against any mechanic's liens, materialman's liens, architect's lien, builder's lien or any other lien arising out of any construction or repair activities conducted on the Leased Property; provided, however, that TENANT may contest the validity of any lien or claim having first posted the bond required hereinabove to insure that, upon final determination of such claim, it shall immediately pay any judgment rendered against it with all proper costs and charges, and have such lien released without cost to LANDLORD.

10. COVENANT AGAINST MORTGAGE.    TENANT shall not grant any mortgage or
otherwise encumber the Leased Property without the prior written consent of LANDLORD.

11. SUBORDINATION.        LANDLORD represents and warrants to TENANT that, upon
execution and delivery of the Lease, the Leased Property will be free and clear of all mortgages, deeds of trust and other similar instruments encumbering the Leased Property. TENANT will accept the Lease subject to any mortgages, deeds of trust and other similar instruments hereinafter encumbering the Leased Property ("future mortgages") provided that the holder of any such future mortgage agrees in such future mortgage or separate instrument not to disturb TENANT's occupancy of the Leased Property so long as TENANT performs its obligations under the Lease on the condition that TENANT, when requested by the future mortgagee, shall execute an attornment agreement to the future mortgagee should the future mortgagee succeed to the rights of LANDLORD under the Lease.

12. SUBLETTING AND ASSIGNMENT.    A. During the initial term of this Lease,
TENANT may not, without the prior written consent of LANDLORD assign this Lease or sublet the whole or any part of the Leased Property. For purposes of this paragraph a conveyance or sale, regardless of how structured, of fifty-one percent (51%) or greater of TENANT's interest in the riverboat gaming operation conducted or to be conducted on the Leased Property shall be considered as an assignment or subletting requiring the consent of LANDLORD. LANDLORD specifically
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reserves its right to withhold consent.   LANDLORD hereby consent to an
assignment of not more than fifty percent (50%) of TENANT's stock in the riverboat gaming operation to be conducted on the Leased Property to Casino America, Inc. or its affiliated entity.

         (B.) During any Renewal term of this Lease TENANT may not, without the prior written consent of LANDLORD, assign the Lease or sublet the whole or any part of the Leased Property. Notwithstanding the foregoing, LANDLORD shall not unreasonably withhold its consent to any assignment of subletting of the Leased Property during any Renewal term if:

                 (a) At the time of the proposed assignment or sublease, the assignee or sublessee is financially capable of operating a casino and/or riverboat gaming facility of the type located at the Leased Property;

                 (b) The proposed assignee or sublessee has casino gaming operating experience comparable to, or greater than, TENANT's experience, or has contracted with a casino and/or riverboat gaming operator with experience comparable to, or greater than, TENANT's;

                 (c) The proposed use of the Leased Property by such proposed assignee or sublessee is as a riverboat (or dockside) gaming facility site of a similar type and quality of TENANT's use under the terms of this Lease;

                 (d) The proposed assignee has all requisite licenses in the State of Louisiana to operate a casino and/or riverboat gaming facility, the proposed assignee is not under current investigation or has not been suspended or declined a similar license, in another state, and is of suitable moral character reasonably satisfactory to LANDLORD; and

                 (e) The proposed assignee or sublessee executes an agreement in form and substance satisfactory to LANDLORD assuming and agreeing to perform all obligations of TENANT under this Lease;

                 (f) The TENANT, and/or present party TENANT, shall remain responsible and liable for all of the obligations of TENANT under the Lease.

         (C) Each and every assignee, whether as assignee or as successor in interest of any assignee of TENANT, shall, immediately be and become and remain liable for the payment of the Rent and other charges payable under this Lease, and for the due performance of all the covenants, agreements, terms and provisions of this lease, on TENANT's part to be performed, and each and every provision of this Lease applicable to TENANT prior to such assignment shall also apply to and bind every such assignee with the same force and effect as though such assignee were the party named originally as TENANT in the Lease.

13. EMINENT DOMAIN.

         (A) If all or part of the Leased Property or any improvements thereon be taken by right of eminent domain, this Lease shall terminate as to the property so taken and the rent and all other charges which are TENANT's responsibility shall be proportionately reduced during the unexpired portion of this Lease, effective as of the date of taking. If as a result of the taking, the Leased Property is no longer suitable by reason of its resulting size, shape or configuration for the purposes of this Lease, this Lease shall terminate as to all of the Leased Property.

         (B) TENANT shall only be entitled to share in the compensation awarded expressly for the loss of its business and improvements. LANDLORD shall be entitled to all other compensation. TENANT shall not assert or be entitled to any Leasehold advantage.

14. DEFAULT.

         (A) If TENANT defaults in the performance of any of the covenants or conditions on its part to be performed, LANDLORD may give TENANT written notice of such default and if TENANT does not cure such default within twenty (20) days after receipt of such notice (or, if such default is of such a nature that it cannot be cured within the twenty (20) days, if TENANT does not
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commence such cure within said twenty (20) day period and thereafter proceed with diligence to cure the default) or if TENANT enters into any transaction or series of transactions in which any or substantially all of TENANT's assets are disposed of, or if TENANT is adjudicated bankrupt, or a receiver of its property is appointed, TENANT shall be in breach of this Lease and LANDLORD may at its option elect either of the following remedies:

                 (I) LANDLORD may terminate this Lease on a date not less than five (5) days after TENANT's receipt of written notice of such termination, and on the date specified in said notice, this Lease shall terminate, and TENANT shall quit and surrender the Leased Property to LANDLORD. In the event of such termination, LANDLORD shall be entitled to damages equal to any sums owed and unpaid as of the date of such default and TENANT shall also remain liable for the annual rental to become due during the balance of the Lease term, the same to be paid by TENANT to LANDLORD on the regular days stipulated for the payment of rent; provided, however that LANDLORD shall be obligated to use commercially reasonable efforts to relet the Leased Property, and if the Leased Property is relet in whole or in part, TENANT shall be entitled to a credit in the net amount of any rental payments received by LANDLORD as a result of such reletting (after deducting reasonable expenses for reletting, including any necessary costs of repair of the Leased Property). Further, in the event of termination of this Lease as aforesaid, LANDLORD shall have the right to remove therefrom any part of TENANT's personal property, equipment and trade fixtures located therein and place the same in storage at the expense of TENANT; or

                 (ii) LANDLORD may cure such breach by performing the obligation(s) of TENANT giving rise to the default and, in such event, the reasonable amount of all expenses thereby incurred by LANDLORD shall be deemed payable by TENANT with the next monthly installment(s) of rent.

                 (iii) The full amount of the cost and expense incurred by LANDLORD, together with the amount of any attorney's fees in instituting, prosecuting or defending any action or proceeding by reason of any default of TENANT hereunder, shall be paid by TENANT to LANDLORD with interest at the maximum permissible legal rate thereon.

15. LANDLORD'S RIGHT OF ENTRY.

         (A) LANDLORD has the right to enter the Leased Property at any reasonable time for the purpose of inspection or to confirm compliance by TENANT with the Lease or to perform other authorized acts; provided, however, that LANDLORD shall not unduly interfere with the business of TENANT on the Leased Property.

         (B) LANDLORD may show the Leased Property to prospective purchasers and mortgagees, and, during the sixty (60) days prior to expiration of this Lease or applicable renewal or extension period to prospective tenants.

16.  TAXES.      LANDLORD shall pay all real estate taxes on the unimproved value of the Leased Property, however, LANDLORD shall never pay more than the amount of said taxes at the time of entering this Lease. TENANT shall pay that portion of the real estate taxes on the unimproved value of the Leased Property not paid by LANDLORD. TENANT shall pay any special assessments, including paving, drainage or other assessments, assessed or payable during the term of this Lease, or any renewal periods, levied upon the Leased Property. TENANT shall pay any and all taxes on the buildings, improvements, alterations or fixtures thereon, including TENANT's personal property or trade fixtures. TENANT shall have the right to contest by appropriate legal proceedings, diligently conducted in good faith, the validity or amount of any tax, assessment or utility charge provided no civil or criminal penalty be incurred by LANDLORD and no lien be imposed upon the Leased Property.


17. INSURANCE.

         (A) Liability Insurance. TENANT, at its expense, shall obtain and keep in force during the term of this Lease, for the protection of TENANT, LANDLORD and LANDLORD's agents and employees, as their interest may appear Commercial General Liability Insurance with limits of not less than $50,000,000.00 combined single limit per occurrence with an insurance company reasonably acceptable to LANDLORD. LANDLORD shall be named as an additional named insured under such policy or policies and TENANT shall supply to LANDLORD evidence of such insurance.

         (B) Property Insurance. TENANT, at its expense, shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Leased Property, in the amount of the full replacement value of all improvements thereof, providing protection against all perils included within the classifications of fire, flood, extended coverage, vandalism, and malicious mischief.

18. INDEMNITY.   This Lease is made upon the express condition that LANDLORD shall be free from any and all liabilities and claims for damages and/or suits for or by reason of any injury or injuries or death to any person or persons or damage to property or loss of property of any kind whatsoever, whether the person or property of TENANT, its agents or employees, or third persons from any cause or causes whatsoever while in or upon the Leased Property, or any part thereof, or on any facility used as a result of or in connection with TENANT's riverboat gaming operation, during the term of this Lease, or any renewal thereof, or occasioned by any occupancy or use of the Leased Property , or any activity carried on by TENANT in connection therewith. TENANT hereby covenants and agrees to indemnify and save harmless LANDLORD from all losses, damages, liabilities, charges, expenses, fines, penalties, attorney's fees and costs on account of or by reason of any such injuries, liabilities, claims, suits or losses however occurring, or damages growing out of same. This indemnity shall apply regardless of whether said loss, damage, liability, claims, demands, fines, penalties, or suits are occasioned, brought about or caused, in whole or in part, by the negligence of LANDLORD, its agents, directors, officers, employees or servants and regardless of whether such negligence be active or passive, primary or secondary. This indemnity shall also apply regardless of whether said loss, damage, liability, claims, demand or suits are occasioned, brought about or caused, in whole or in part, by the strict liability of LANDLORD, its agents, directors, officers, employees or servants, it being the intention of the parties hereto that LANDLORD be indemnified by TENANT against the consequences of its strict liability. This indemnity shall inure, by stipulation pour autrui, to the benefit of agents, directors, officers, employees and servants of LANDLORD, and any one of them may exercise this right of indemnity against TENANT independently of LANDLORD or of others.

19. WAIVER OF SUBROGATION.        Whenever (I) any loss, cost, damage or
expense resulting from any peril covered by fire insurance, with standard extended coverage, is incurred by any party to this Lease in connection with the Leased Property, any party to this Lease in connection with the Leased Property or any property located thereon, and (II) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage, or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage, or expense to the extent of any amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person or account thereof.

20. HOLDING OVER.         Should TENANT remain in possession of the Leased
Property or part thereof, after the expiration of this Lease, without the execution of a new Lease by LANDLORD and TENANT, TENANT shall become a tenant from month-to-month of the property, or part thereof, under all the terms, conditions, provisions and obligations of this Lease and such month-to-month tenancy may be terminated by either LANDLORD or TENANT as of the end of any calendar month upon thirty (30) days prior written notice.

21. QUIET ENJOYMENT.      LANDLORD covenants that if and for so long as TENANT
pays the rent and performs the covenants and conditions hereof, TENANT shall peaceably and quietly have, hold and enjoy the Leased Property for the full term of this Lease and any renewals thereof.

22. LANDLORD'S REPRESENTATION.    LANDLORD represents and warrants that it has
full right, power and authority to execute and perform this Lease and to grant the estate demised herein. The signatory on behalf of LANDLORD represents and warrants that it has the authority to enter into this Lease without the consent or approval of any other person or entity and makes the representations included herein knowing that TENANT will rely thereon.
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23. SURRENDER OF PREMISES.        Upon termination of this Lease, TENANT shall
surrender the Leased Property in good order and condition, ordinary wear and tear, alterations and improvements, and the elements excepted.

24. ATTORNEY'S FEES.      In the event LANDLORD institutes legal proceedings
against TENANT for breach of any of the terms, conditions or covenants of this Lease, the TENANT shall pay all costs, charges and expenses relative thereto, including reasonable attorney's fees.

25. NOTICES.     Any notice by either party to the other shall be in writing and shall be deemed to be duly given only if delivered personally or mailed by registered or certified mail, return receipt requested or by overnight mail (e.g. Federal Express, Airborne Express, etc.), and received or rejected by the other party.

         IF TO TENANT:

         St. Charles Gaming Company, Inc.        With a copy to:
         2415 West Northwest Highway             T. J. Falgout, III
         Suite 103                               Stumpf & Falgout
         Dallas, TX 75220-4446                   1400 Post Oak Blvd
                                                 Suite 400
                                                 Houston, TX 77056

         IF TO LANDLORD:

         Port Resources, Inc.       and          CRU, Inc.
         Suite 1700                              101 North Huntington Street
         CM Tower                                Sulphur, Louisiana 70663-2601
         One Lakeshore Drive
         Lake Charles, Louisiana 70602

26. ENTIRE AGREEMENT.     This Lease constitutes the entire agreement between
the parties, there being no other terms, oral or written, except as herein expressed. No modification of this Lease shall be binding on the parties unless it is in writing and signed by all parties hereto.

27. RECORDABLE MEMORANDUM.        LANDLORD and TENANT agree not to record this
Lease, but each party agrees, upon request by the other, to execute a memorandum of this Lease in a recordable form and in compliance with applicable law.

28. SUCCESSORS AND ASSIGNS.       The provisions of this Lease shall apply to,
bind and inure to the benefit of LANDLORD and TENANT, and their respective successors and legal representatives.

29. LEGAL INTERPRETATION.         This Lease and the right and obligations of
the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the State of Louisiana.

30. ENVIRONMENTAL POLLUTION AND HAZARDOUS SUBSTANCES.

         (A)     LANDLORD's Representations.       LANDLORD makes absolutely no
warranty nor representation as to the condition of the Leased Property, including any environmental condition. TENANT assumes this Lease subject to the conditions herein and specifically assumes all liability with respect thereto.

         (B) TENANT's Warranties and Representations. TENANT warrants that prior to commencement of business, it shall have obtained all permits, licenses, and other documentation required in connection with the development, improvement, use, operation and maintenance of the property (movable or immovable) conducted under this Lease, and that no such development, improvement, use, operations or maintenance of the Leased Property shall give rise to any liability to LANDLORD.

         TENANT shall not allow the placement, use or storage on the Leased Property of any toxic, hazardous or harmful materials, substances, contaminants, or waste products, as defined by any state, federal or local law or regulation. Any liability which may be imposed upon LANDLORD as owner of the Leased Property , which arises out of the presence and/or release of any toxic, hazardous or harmful material, waste, substance or product placed or knowingly permitted to be put or placed on the Leased Property after the effective date of this Lease is hereby specifically assumed by TENANT.

         (C)     TENANT's Indemnification.         TENANT shall indemnify and
hold harmless LANDLORD, its officers, directors, shareholders, employees, agents, successors, and assigns against any damages, claims, losses, liabilities and expenses which may be imposed upon, incurred by, or assessed against LANDLORD by any other party, including a government entity, relating in any way to any environmental condition or contamination on the Leased Property arising out of the direct or indirect result of TENANT's presence on the property, even if not discovered until after termination of the Lease.
TENANT's indemnification shall include reimbursement to LANDLORD for all costs or expenses, damages, claims, fines, fees, including attorney and consultant fees, civil or criminal fines and penalties, contract charges, government expenses, accounting, engineering or other fees. Such indemnity shall survive the Lease term.

         Should TENANT fail to promptly comply with any order or directive of any governmental agency or court regarding corrective action or remediation of the Leased Property, LANDLORD may take such action as has been ordered or directed and TENANT shall promptly pay to LANDLORD all reasonable expenses and costs incurred by LANDLORD, including those described above.

31. COMPLIANCE WITH LAWS.         TENANT shall comply with all laws,
ordinances, rules and regulations in so far as they pertain solely to the particular manner in which the TENANT shall use the Leased Property and TENANT represents and warrants that its particular use and occupancy of the Leased Property (other than as contemplated by this Lease) shall comply fully with all private covenants, conditions and restrictions applicable to the Leased Property.

32. NO IMPLIED WAIVER.    The failure of a party to insist upon the strict
performance of the Lease or to exercise any remedy for an event of default shall not be construed as waiver. The waiver of any event of default shall not prevent a subsequent similar event from being a default. No waiver shall be effective unless expressed in writing signed by the waiving party. No waiver shall effect any condition other than the one specified in the waiver, and then only for the time and the manner stated.

33. TIME IS OF THE ESSENCE.       In all instances where either party is
required to pay any sum or do any other act at a particular time or within a specified period, it is understood that time is of the essence.

34. SEVERABILITY.         The headings or titles in this Lease are inserted for
convenience only and are not to be given any effect in its construction. Wherever appropriate in this Lease, personal pronouns shall be deemed to include the other genders and the singular to include the plural. If any provision of this Lease is invalid or unenforceable, the remainder of this Lease shall not be affected. Each separate provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         If for any reason and at any time any law applicable to TENANT's operation prohibits gaming or the operation of the contemplated riverboat hereunder, this Lease shall nevertheless remain in full force and effect for its designated term and all rights and obligations thereunder shall be complied with.

35. GUARANTEE.   And now unto these premises comes Crown Casino Corporation which declares that in consideration of LANDLORD granting this Lease to St. Charles Gaming Company, Inc., a wholly owned subsidiary of Crown Casino Corporation, Crown Casino Corporation does hereby guarantee all and singular of the obligations of TENANT under this Lease.

36. CONFIDENTIALITY.      LANDLORD shall not make any public announcement or
press
release concerning this transaction unless it has received TENANT's written consent. Notwithstanding anything herein to the contrary, LANDLORD is entitled to take any and all steps necessary and/or prudent, in LANDLORD's sole judgment and discretion, to protect LANDOWNER's interest in this Lease and/or in the Leased Property, said steps including but not limited to inquiries, investigations, reports, disclosures, communications, notices and/or filings as the situation may require.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.

WITNESSES:
                                        Port Resources, Inc.
------------------------------
                                        BY:
                                           --------------------------------
                                           William T. Drost, Vice President
------------------------------


                                        CRU, Inc.
------------------------------
                                        BY:
                                           --------------------------------
                                           Jack E. Lawton, Jr., President
------------------------------


                                        St. Charles Gaming Company, Inc.
------------------------------
                                        BY:
                                           --------------------------------
                                           Edward R. McMurphy, President
------------------------------


                                        Crown Casino Corporation
------------------------------
                                        BY:
                                           --------------------------------
                                           Edward R. McMurphy, President
------------------------------